Exhibit 99.2 Second Quarter 2020 Earnings Results Presentation July 15, 2020Exhibit 99.2 Second Quarter 2020 Earnings Results Presentation July 15, 2020

Results Snapshot

Net Revenues	
2Q	$13.30 billion
2Q YTD	$22.04 billion

Net Earnings	
2Q	$2.42 billion
2Q YTD	$3.64 billion

EPS	
2Q	$6.26
2Q YTD	$9.36

Annualized ROE[1]	
2Q	11.1%
2Q YTD	8.4%

Annualized ROTE[1]	
2Q	11.8%
2Q YTD	9.0%

Impact of Litigation	
2Q EPS / YTD EPS	-$2.60 / -$3.15
2Q ROE / YTD ROE	-4.5pp / -2.8pp

Highlights

- Second highest quarterly net revenues
- Record quarterly Investment Banking net revenues
- #1 in Announced and Completed M&A[2]
  #1 in Equity and equity-related offerings[2]
- Highest quarterly FICC net revenues in 9 years
  Highest quarterly Equities net revenues in 11 years
- Record AUS[3,4]
- Standardized CET1 ratio[3] increased 110bps QoQ to 13.6%[4]

1

Macro Perspectives

Macro Factors

- COVID-19 & Shutdown Impact
- Economies Beginning to Reopen
- Continued Monetary & Fiscal Stimulus

Economic Fundamentals

Near-term Contraction Followed by Recovery		
GDP Growth: 2020 | 2021	U.S. -4.6% | +5.8%	Global -3.4% | +6.2%
Challenging Fundamentals & Improving Sentiment		
Shape of Recovery Unknown	Unemployment & Spending Better Than Expected	Low CEO Confidence Rising Investor Sentiment

Despite economic challenges, market rebounds drove client activity and improving sentiment

Recovery in Equity Markets

S&P 500: +20% in 2Q20
MSCI World: +19% in 2Q20

Credit Spreads Normalized in the U.S. and Europe

U.S. IG Z-Spread: -85bps QoQ
EUR IG Z-Spread: -100bps QoQ

Volatility & Volumes Remain Elevated

VIX: -43% QoQ | +102% YoY
U.S. Cash Equity Volumes: +78% YoY

2020 and 2021 estimated real gross domestic product (GDP) growth per Goldman Sachs Research

2

Financial Overview

Financial Results

$ in millions, except per share amounts	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
Investment Banking	$ 2,657	22%	36%	$ 4,841	31%
Global Markets	7,176	39%	93%	12,339	59%
Asset Management	2,101	N.M.	-18%	2,005	-54%
Consumer & Wealth Management	1,361	-9%	9%	2,853	15%
Net revenues	$ 13,295	52%	41%	$ 22,038	21%
Provision for credit losses	1,590	70%	N.M.	2,527	N.M.
Operating expenses	8,400	30%	37%	14,858	24%
Pre-tax earnings	3,305	145%	6%	4,653	-20%
Net earnings	2,423	100%	-%	3,636	-22%
Net earnings to common	$ 2,247	100%	2%	$ 3,370	-23%
Diluted EPS	$ 6.26	101%	8%	$ 9.36	-19%
ROE[1]	11.1%	5.4pp	-pp	8.4%	-2.7pp
ROTE[1]	11.8%	5.8pp	0.1pp	9.0%	-2.7pp
Efficiency Ratio[3]	63.2%	-10.7pp	-1.5pp	67.4%	1.8pp

Financial Overview Highlights

- 2Q20 net revenues were significantly higher YoY, reflecting significantly higher net revenues in Global Markets and Investment Banking and higher net revenues in Consumer & Wealth Management, partially offset by lower net revenues in Asset Management
- 2Q20 provision for credit losses was significantly higher YoY, primarily due to:
  - Revisions to forecasts of expected deterioration in the broader economic environment (incorporating the accounting for credit losses under the Current Expected Credit Losses standard[5]), which resulted in increased provisions for wholesale loans and, to a lesser extent, consumer loans
  - Individual impairments related to wholesale loans during the quarter
- 2Q20 operating expenses increased significantly YoY, primarily due to:
  - Significantly higher compensation and benefits expenses, reflecting significantly higher net revenues
  - Significantly higher net provisions for litigation and regulatory proceedings
  - Higher expenses related to brokerage, clearing, exchange and distribution fees, reflecting an increase in activity levels
  - Higher expenses related to consolidated investments, including impairments

Litigation Impact	2Q20	2Q20 YTD
Diluted EPS	$ -2.60	$ -3.15
ROE	-4.5pp	-2.8pp
ROTE	-4.8pp	-2.9pp
Efficiency Ratio	+7.1pp	+5.1pp

3

Investment Banking

Financial Results

$ in millions	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
Financial advisory	$ 686	-12%	-11%	$ 1,467	-11%
Equity underwriting	1,057	180%	122%	1,435	94%
Debt underwriting	990	70%	93%	1,573	58%
Underwriting	2,047	113%	107%	3,008	73%
Corporate lending	-76	N.M.	N.M.	366	16%
Net revenues	2,657	22%	36%	4,841	31%
Provision for credit losses	819	32%	N.M.	1,441	N.M.
Operating expenses	1,696	45%	62%	2,865	39%
Pre-tax earnings	$ 142	-64%	-83%	$ 535	-64%
Net earnings	$ 64	-82%	-90%	$ 418	-64%
Net earnings to common	$ 41	-88%	-93%	$ 384	-66%
Average common equity	$ 11,132	-2%	-4%	$ 11,176	3%
Return on average common equity	1.5%	-10.6pp	-19.3pp	6.9%	-14.1pp

Investment Banking Highlights

- 2Q20 net revenues were significantly higher YoY
  - Financial advisory net revenues were lower, reflecting a decrease in industry-wide completed mergers and acquisitions transactions
  - Underwriting net revenues were significantly higher, reflecting record net revenues in both Equity and Debt underwriting, reflecting a significant increase in industry-wide volumes
  - Corporate lending results were significantly lower, reflecting the impact of changes in credit spreads on hedges (2Q20 net loss of $200 million) related to relationship lending activities
- 2Q20 provision for credit losses was significantly higher YoY, reflecting updated economic forecasts and higher impairments related to relationship and middle-market lending
- 2Q20 operating expenses were significantly higher YoY, primarily due to significantly higher net provisions for litigation and regulatory proceedings and compensation and benefits expenses
  - Litigation expense reduced 2Q20 ROE by 16.2pp and 2Q20 YTD ROE by 10.0pp
- The firm formally launched its transaction banking business in the U.S. and increased deposits by $16 billion to $25 billion during the quarter[4]
- Overall backlog[3] decreased significantly QoQ, across advisory, equity underwriting and debt underwriting

Investment Banking Net Revenues ($ in millions)



$1,948
$187
$514
$476
$771
$1,841
$254
$524
$366
$697
$2,064
$232
$599
$378
$855
$2,184
$442
$583
$378
$781
$2,657
$990
$1,057
$686
-$76
2Q19
3Q19
4Q19
1Q20
2Q20
Financial advisory
Equity underwriting
Debt underwriting
Corporate lending

4

Global Markets

Financial Results

$ in millions	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
FICC intermediation	$ 3,786	49%	163%	$ 6,323	91%
FICC financing	449	4%	71%	881	40%
FICC	4,235	43%	149%	7,204	83%
Equities intermediation	2,199	44%	91%	3,727	61%
Equities financing	742	11%	-14%	1,408	-6%
Equities	2,941	34%	46%	5,135	35%
Net revenues	7,176	39%	93%	12,339	59%
Provision for credit losses	183	169%	N.M.	251	N.M.
Operating expenses	4,172	47%	55%	7,019	29%
Pre-tax earnings	$ 2,821	25%	173%	$ 5,069	118%
Net earnings	$ 1,938	-4%	145%	$ 3,961	113%
Net earnings to common	$ 1,824	-7%	185%	$ 3,788	128%
Average common equity	$ 42,987	8%	8%	$ 41,133	1%
Return on average common equity	17.0%	-2.7pp	10.6pp	18.4%	10.3pp

Global Markets Highlights

- 2Q20 net revenues were significantly higher YoY, primarily driven by higher client activity
  - FICC net revenues were significantly higher YoY, reflecting significantly higher intermediation net revenues and financing net revenues
  - Equities net revenues were significantly higher YoY, reflecting significantly higher intermediation net revenues, partially offset by lower financing net revenues
- 2Q20 provision for credit losses was significantly higher YoY, reflecting updated economic forecasts for the mortgage lending portfolio
- 2Q20 operating expenses were significantly higher YoY, reflecting significantly higher compensation and benefits expenses and net provisions for litigation and regulatory proceedings and higher brokerage, clearing, exchange and distribution fees
  - Litigation expense reduced 2Q20 ROE by 4.4pp and 2Q20 YTD ROE by 2.8pp

Global Markets Net Revenues ($ in millions)



$3,716
$2,014
$1,702
$3,543
$1,864
$1,679
$3,480
$1,711
$1,769
$5,163
$2,194
$2,969
$7,176
$2,941
$4,235
2Q19
3Q19
4Q19
1Q20
2Q20
FICC
Equities

5

Global Markets – FICC & Equities

FICC Highlights

- 2Q20 net revenues were significantly higher YoY
  - FICC intermediation net revenues were significantly higher, reflecting significantly higher net revenues across all major businesses, particularly in interest rate products, credit products and commodities
  - FICC financing net revenues were significantly higher, primarily driven by repurchase agreements
- 2Q20 operating environment was characterized by continued strong client activity, as volatility remained high, while interest rates remained low and credit spreads tightened during the quarter

Equities Highlights

- 2Q20 net revenues were significantly higher YoY
  - Equities intermediation net revenues were significantly higher, reflecting significantly higher net revenues in both cash products and derivatives
  - Equities financing net revenues were lower, reflecting lower average customer balances, tighter spreads and a decrease in dividends
- 2Q20 operating environment was characterized by continued strong client activity, as volatility remained high and global equity prices were generally higher compared to 1Q20

FICC Net Revenues ($ in millions)



$1,702
$262
$1,440
2Q19
$1,679
$364
$1,315
3Q19
$1,769
$387
$1,382
4Q19
$2,969
$432
$2,537
1Q20
$4,235
$449
$3,786
2Q20
Intermediation
Financing

Equities Net Revenues ($ in millions)



$2,014
$860
$1,154
2Q19
$1,864
$784
$1,080
3Q19
$1,711
$732
$979
4Q19
$2,194
$666
$1,528
1Q20
$2,941
$742
$2,199
2Q20
Intermediation
Financing

6

Asset Management

Financial Results

$ in millions	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
Management and other fees	$ 684	7%	3%	$ 1,324	4%
Incentive fees	34	-78%	10%	188	N.M.
Equity investments	924	N.M.	-38%	902	-61%
Lending and debt investments	459	N.M.	31%	-409	N.M.
Net revenues	2,101	N.M.	-18%	2,005	-54%
Provision for credit losses	271	N.M.	N.M.	350	N.M.
Operating expenses	1,332	11%	7%	2,530	8%
Pre-tax earnings	$ 498	N.M.	-60%	$ -875	N.M.
Net earnings	$ 552	N.M.	-43%	$ -684	N.M.
Net earnings to common	$ 526	N.M.	-44%	$ -724	N.M.
Average common equity	$ 19,457	-8%	-10%	$ 20,449	-3%
Return on average common equity	10.8%	34.4pp	-6.5pp	-7.1%	-21.2pp

Asset Management Highlights

- 2Q20 net revenues were lower YoY
  - — Management and other fees from institutional and third-party distribution asset management clients were slightly higher, reflecting higher average AUS, partially offset by a lower average effective fee due to shifts in the mix of client assets and strategies
  - — Equity investments net revenues reflected significantly lower net gains from investments in private equities (2Q20: ~$290 million; 2Q19: ~$1.20 billion), partially offset by significantly higher net gains from investments in public equities (2Q20: ~$635 million; 2Q19: ~$300 million)
  - — Lending and debt investments net revenues were significantly higher, reflecting significantly higher net gains as corporate credit spreads tightened during the quarter
- 2Q20 provision for credit losses was significantly higher YoY, reflecting updated economic forecasts and higher impairments related to the private credit and real estate portfolios

Asset Management Net Revenues ($ in millions)



$2,548
$351
$1,499
$31
$667
$1,621
$341
$596
$24
$660
$3,003
$427
$1,865
$45
$666
-$96
$154
$640
-$22
-$868
$2,101
$459
$924
$34
$684
2Q19
3Q19
4Q19
1Q20
2Q20
Management and other fees
Incentive fees
Equity investments
Lending and debt investments

7

Asset Management – Asset Mix

2Q20 Equity Investments of $20 Billion[4]

$17 Billion Private, $3 Billion Public

By Vintage



2017–Present 30%
2013 or Earlier 37%
2014 – 2016 33%

By Geography



Asia 36%
Americas 48%
EMEA 16%



By Sector
Financials
Real Estate
(Mixed Use 5%, Office 3%, Multifamily 3%, Other 7%)
Natural Resources & Utilities
28%
27%
18%
7%
7%
7%
6%
Healthcare
TMT
Industrials
Other

- In addition, the firm's consolidated investment entities[6] have a carrying value of $20 billion, funded with liabilities of approximately $11 billion, substantially all of which were nonrecourse

By Geography (Net of Financing)



Asia 19%
EMEA 20%
Americas 61%

By Asset Class (Net of Financing)



Office
Senior Housing
Student Housing
Retail
29%
25%
11%
9%
8%
7%
7%
4%
Hospitality
Multifamily
Other
Industrials

2Q20 Lending and Debt Investments of $30 Billion[4]

$17 Billion Loans (88% Secured)

$13 Billion Debt Investments

By Accounting Classification



Loans at FV 13%
Loans at amortized cost 43%
Debt Investments at FV 44%

By Geography



Asia 22%
Americas 46%
EMEA 32%



By Sector
Industrials
Other
Healthcare
34%
15%
13%
12%
8%
8%
6%
4%
Natural Resources & Utilities
Real Estate
TMT
Financials
Consumer

8

Consumer & Wealth Management

Financial Results

$ in millions	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
Management and other fees	$ 938	-2%	13%	$ 1,897	17%
Incentive fees	10	-86%	-23%	79	93%
Private banking and lending	155	-15%	-17%	337	-14%
Wealth management	1,103	-9%	7%	2,313	12%
Consumer banking	258	-9%	19%	540	29%
Net revenues	1,361	-9%	9%	2,853	15%
Provision for credit losses	317	89%	N.M.	485	144%
Operating expenses	1,200	-4%	5%	2,444	14%
Pre-tax earnings	$ -156	N.M.	N.M.	$ -76	N.M.
Net earnings	$ -131	N.M.	N.M.	$ -59	N.M.
Net earnings to common	$ -144	N.M.	N.M.	$ -78	N.M.
Average common equity	$ 7,536	8%	28%	$ 7,288	24%
Return on average common equity	-7.6%	-11.4pp	-8.4pp	-2.1%	-5.2pp

Consumer & Wealth Management Highlights

- 2Q20 net revenues were higher YoY
  - Wealth management net revenues were higher, due to higher Management and other fees (including the impact of the consolidation of GS Personal Financial Management[7]), primarily reflecting higher average AUS and higher transaction volumes, partially offset by lower net revenues in Private banking and lending, primarily reflecting lower interest rates
  - Consumer banking net revenues were higher, as 2Q20 included credit card loans
- 2Q20 provision for credit losses was significantly higher YoY, reflecting updated economic forecasts for the consumer lending portfolio
- Continued to scale the digital consumer deposit platforms, as consumer deposits increased by a record $20 billion in 2Q20 to $92 billion[4]
- The firm continued to support Marcus and Apple Card consumers during the quarter and extended the flexibility to defer payments without incurring any charges for the Apple Card through July 2020

Consumer & Wealth Management Net Revenues ($ in millions)



$1,249
$216
$187
$13
$833
$1,318
$217
$199
$21
$881
$1,408
$228
$194
$19
$967
$1,492
$282
$182
$69
$959
$1,361
$258
$155
$10
$938
2Q19
3Q19
4Q19
1Q20
2Q20
Management and other fees
Incentive fees
Private banking and lending
Consumer banking

9

Firmwide Assets Under Supervision

Firmwide Assets Under Supervision[3,4]

By Segment

$ in billions	2Q20	1Q20	2Q19	vs. 1Q20	vs. 2Q19
Asset Management	$ 1,499	$ 1,309	$ 1,171	15%	28%
Consumer & Wealth Management	558	509	489	10%	14%
Firmwide AUS	$ 2,057	$ 1,818	$ 1,660	13%	24%

By Asset Class

$ in billions	2Q20	1Q20	2Q19	vs. 1Q20	vs. 2Q19
Alternative investments	$ 179	$ 178	$ 174	1%	3%
Equity	394	335	350	18%	13%
Fixed income	817	771	749	6%	9%
Long-term AUS	1,390	1,284	1,273	8%	9%
Liquidity products	667	534	387	25%	72%
Firmwide AUS	$ 2,057	$ 1,818	$ 1,660	13%	24%

Organic Long-Term Net Flows[3,4] ($ in billions)

(Excludes Acquisitions)



$42
$27
$36
$37
$7
2016
2017
2018
2019
2020 YTD

Assets Under Supervision Highlights[3,4]

- Firmwide AUS increased $239 billion during the quarter to a record $2.06 trillion, including Asset Management AUS increasing $190 billion and Consumer & Wealth Management AUS increasing $49 billion
  - Net market appreciation of $100 billion, primarily in equity and fixed income assets
  - Liquidity products net inflows of $133 billion
  - Long-term net inflows of $6 billion

2Q20 AUS Mix[3,4]



Asset Class
9%
Alternative investments
19%
Equity
32%
Liquidity products
40%
Fixed income
Distribution Channel
27%
Wealth management
35%
Institutional
38%
Third-party distributed
Region
8%
Asia
14%
EMEA
78%
Americas
Vehicle
11%
Private funds and other
37%
Public funds
52%
Separate accounts

10

Net Interest Income and Loans

Net Interest Income by Segment ($ in millions)



$1,071
$397
$75
$483
$116
$1,313
$493
$171
$511
$138
$944
$397
$629
-$75
-$7 (IB)
2Q19
1Q20
2Q20
Investment Banking
Global Markets
Asset Management
Consumer & Wealth Management

Loans[4]

$ in billions	2Q20	1Q20	2Q19
Corporate	$ 59	$ 68	$ 47
Wealth management	28	29	25
Commercial real estate	17	17	15
Residential real estate	5	4	6
Installment	5	5	5
Credit cards	2	2	-
Other	5	6	4
Allowance for loan losses	(4)	(3)	(1)
Total Loans	$ 117	$ 128	$ 101

Metrics

3.7% ALLL to Total Gross Loans, at Amortized Cost

2.8% ALLL to Gross Wholesale Loans, at Amortized Cost

17.0% ALLL to Gross Consumer Loans, at Amortized Cost

Net Interest Income Highlights

- 2Q20 net interest income decreased $127 million YoY
- The YoY decrease in net interest income reflected the impact of lower interest rates and an increase in lower-risk, lower-yielding global core liquid assets

Lending Highlights

- Total loans decreased $11 billion, down 9% QoQ, reflecting paydowns on committed corporate lines
- Total allowance was $4.39 billion (including $3.90 billion for funded loans), up $1.19 billion QoQ
  - $3.24 billion for wholesale loans, $1.15 billion for consumer loans
- Provision for credit losses of $1.59 billion in 2Q20, up from $937 million in 1Q20
- 2Q20 net charge-offs of $260 million for an annualized net charge-off rate of 0.9%, up 40bps QoQ
  - Wholesale annualized net charge-off rate of 0.7%, up 50bps QoQ
  - Consumer annualized net charge-off rate of 5.1%, up 30bps QoQ

11

Expenses

Goldman Sachs

Financial Results

$ in millions	2Q20	vs. 1Q20	vs. 2Q19	2Q20 YTD	vs. 2Q19 YTD
Compensation and benefits	$ 4,478	38%	35%	$ 7,713	17%
Brokerage, clearing, exchange and distribution fees	945	-3%	15%	1,920	21%
Market development	89	-42%	-52%	242	-35%
Communications and technology	345	7%	19%	666	16%
Depreciation and amortization	499	14%	25%	936	22%
Occupancy	233	-2%	-%	471	3%
Professional fees	311	-10%	3%	658	10%
Other expenses	1,500	99%	164%	2,252	114%
Total operating expenses	$ 8,400	30%	37%	$ 14,858	24%
Provision for taxes	$ 882	N.M.	25%	$ 1,017	-13%
Effective Tax Rate				*21.9%*	*1.8pp*

Expense Highlights

- 2Q20 total operating expenses increased significantly YoY, reflecting:
  - Significantly higher compensation and benefits expenses, reflecting significantly higher net revenues
  - Significantly higher non-compensation expenses, which included:
    - Significantly higher net provisions for litigation and regulatory proceedings
    - Higher expenses related to brokerage, clearing, exchange and distribution fees, reflecting an increase in activity levels
    - Higher expenses related to consolidated investments, including impairments
    - Remainder of the increase primarily attributable to higher expenses related to technology, the firm's credit card activities and the impact of the consolidation of GS Personal Financial Management[7], partially offset by lower travel and entertainment expenses
- 2Q20 YTD effective income tax rate was 21.9%, up from 10.0% for 1Q20, primarily due to a decrease in the impact of permanent tax benefits and an increase in provisions for non-deductible litigation in the first half of 2020 compared with 1Q20

Efficiency Ratio[3]



63%
67%
2Q20
2Q20 YTD

Impact of Litigation:	+7.1pp	+5.1pp

12

Capital and Balance Sheet

Capital[3,4]

$ in billions	2Q20	1Q20	2Q19
Common equity tier 1 (CET1) capital	$ 76.8	$ 74.6	$ 75.6
Standardized RWAs	$ 563	$ 594	$ 548
Standardized CET1 capital ratio	13.6%	12.5%	13.8%
Advanced RWAs	$ 620	$ 606	$ 559
Advanced CET1 capital ratio	12.4%	12.3%	13.5%
Supplementary leverage ratio	6.7%[8]	5.9%	6.4%

Selected Balance Sheet Data[4]

$ in billions	2Q20	1Q20	2Q19
Total assets	$ 1,142	$ 1,090	$ 945
Deposits	$ 268	$ 220	$ 166
Unsecured long-term borrowings	$ 223	$ 226	$ 221
Shareholders' equity	$ 92	$ 92	$ 91
Average GCLA[3]	$ 290	$ 243	$ 225

Capital and Balance Sheet Highlights

- Both Standardized and Advanced CET1 ratios increased QoQ
  - Increase in CET1 capital reflected net earnings in excess of dividends
  - Decrease in Standardized RWAs reflected lower credit RWAs due to reduced exposure
  - Increase in Advanced RWAs reflected the impact of increased volatility
- Returned $450 million of capital in common stock dividends
  - The firm did not repurchase any shares in 2Q20 and will not in 3Q20[3]
- The firm's balance sheet increased $52 billion QoQ
  - Maintained highly liquid balance sheet as GCLA[3] averaged $290 billion[4] for 2Q20
  - Deposits increased $48 billion QoQ, reflecting an increase in consumer, transaction banking and private bank deposits
- BVPS decreased QoQ, driven by debt valuation adjustment on tightening of the firm's credit spreads

Book Value

In millions, except per share amounts	2Q20	1Q20	2Q19
Basic shares[3]	355.8	355.7	372.2
Book value per common share	$ 227.31	$ 228.21	$ 214.10
Tangible book value per common share[1]	$ 213.84	$ 214.69	$ 203.05

13

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended March 31, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding our ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 14Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended March 31, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding our ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 14

Footnotes

Goldman Sachs

1. Annualized return on average common shareholders' equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders' equity. Annualized return on average tangible common shareholders' equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents a reconciliation of average and ending common shareholders' equity to average and ending tangible common shareholders' equity:

	AVERAGE FOR THE		AS OF		
	THREE MONTHS ENDED	SIX MONTHS ENDED			
Unaudited, $ in millions	JUNE 30, 2020	JUNE 30, 2020	JUNE 30, 2020	MARCH 31, 2020	JUNE 30, 2019
Total shareholders' equity	$ 92,315	$ 91,249	$ 92,079	$ 92,379	$ 90,892
Preferred stock	(11,203)	(11,203)	(11,203)	(11,203)	(11,203)
Common shareholders' equity	81,112	80,046	80,876	81,176	79,689
Goodwill and identifiable intangible assets	(4,806)	(4,814)	(4,792)	(4,810)	(4,114)
Tangible common shareholders' equity	$ 76,306	$ 75,232	$ 76,084	$ 76,366	$ 75,575

2. Dealogic – January 1, 2020 through June 30, 2020.

3. For information about the following items, see the referenced sections in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2020: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) assets under supervision – see "Results of Operations – Assets Under Supervision" (iii) efficiency ratio – see "Results of Operations – Operating Expenses" (iv) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (v) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vi) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about risk-based capital ratios and the supplementary leverage ratio, see Note 20 "Regulation and Capital Adequacy" in Part I, Item 1 "Financial Statements (Unaudited)" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2020.

4. Represents a preliminary estimate for the second quarter of 2020 and may be revised in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2020.

5. In the first quarter of 2020, the firm adopted ASU No. 2016-13, "Financial Instruments - Credit Losses (Topic 326) – Measurement of Credit Losses on Financial Instruments." For further information about ASU No. 2016-13, see Note 3 "Significant Accounting Policies" in Part I, Item 1 "Financial Statements (Unaudited)" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2020.

6. Includes consolidated investment entities, substantially all of which related to entities engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation.

7. GS Personal Financial Management, formerly United Capital Financial Partners, Inc., was acquired by the firm in the third quarter of 2019.

8. In the second quarter of 2020, the U.S. Federal Reserve revised the calculation of the supplementary leverage ratio to exclude U.S. Treasury securities and cash held at the U.S. Federal Reserve. The estimated impact of this change was an increase in the firm's supplementary leverage ratio of approximately 0.8 percentage points.

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